SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 17, 1999


                          THE SPECTRANETICS CORPORATION
               (Exact Name of Registrant as Specified in Charter)


           Delaware                      0-19711                  84-0997049
(State or Other Jurisdiction of   (Commission File Number)     (I.R.S. Employer
         Incorporation)                                      Identification No.)



                  96 Talamine Court, Colorado Springs, CO 80907
               (Address of Principal Executive Offices) (Zip Code)

                                 (719) 633-8333
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     On June 17, 1999, The Spectranetics Corporation completed the sale of its wholly-owned industrial subsidiary, Polymicro Technologies, Inc., to affiliates of Keystone Capital, Inc. for $15 million in cash. The purchase price was determined through arm's length negotiations between the parties to the transaction. The buyer will provide certain products and technologies to the Company pursuant to a supply agreement.

     A copy of the press release dated June 18, 1999, which was issued by the Company relating to the transaction described above is attached hereto as
Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(b)  Pro forma financial information.

     See pro forma financial statements as shown beginning on page 4.

(c)  Exhibits.

     The following exhibits are filed with this report or incorporated by reference to other filings:

2.1 Merger Agreement dated as of May 24, 1999 between the Company and affiliates of Keystone.(1)

99.1 Press release dated June 18, 1999.



(1) Incorporated by reference to exhibit previously filed by the Company on Form 8-K, filed on June 4, 1999.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 2, 1999

                                     THE SPECTRANETICS CORPORATION



                                     By:   /s/ Joseph A. Largey
                                           -------------------------------------
                                           Joseph A. Largey
                                           President and Chief Executive Officer

                          THE SPECTRANETICS CORPORATION
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS


On June 17, 1999, the Company completed the sale of its wholly-owned industrial subsidiary, Polymicro Technologies, Inc. (PTI) to affiliates of Keystone Capital, Inc. for $15 million in cash. The buyer will provide certain products and technologies to the Company pursuant to a supply agreement.

The unaudited pro forma consolidated balance sheet as of March 31, 1999 and unaudited pro forma consolidated statements of operations for the year ended December 31, 1998 and the three months ended March 31, 1999 are presented herein. The unaudited pro forma consolidated balance sheet has been prepared assuming that the sale of Polymicro Technologies, Inc. occurred on March 31, 1999. The unaudited pro forma consolidated statements of operations presented herein have been prepared assuming that the sale of PTI occurred on January 1, 1998.

The unaudited pro forma financial data is based on management's best estimate of the effects of the disposition. Pro forma adjustments are based on currently available information; however, the actual adjustments will be based on more precise information. It is possible that the actual adjustments could differ from those presented in the unaudited pro forma consolidated financial statements.

The unaudited pro forma consolidated statements of operations for the twelve months ended December 31, 1998, and the three months ended March 31, 1999, are not necessarily indicative of the results of operations that actually would have been achieved had the sale of PTI been consummated as of the dates indicated or that may be achieved in the future. The unaudited pro forma consolidated financial statements should be read in conjunction with the accompanying notes.

                         THE SPECTRANETICS CORPORATION
           PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)
                                 MARCH 31, 1999



                                                    Consolidated        Polymicro         Pro Forma
                                                    March 31, 1999      Disposition      March 31, 1999
ASSETS                                              --------------      -----------      --------------
Current assets:
    Cash & short-term investments                     $  9,790          $ 14,475 (1)         $ 24,265
   Accounts receivable                                   4,668            (1,452)(5)            3,216
   Inventories                                           3,072              (589)(5)            2,483
   Other current assets                                    370               (45)(5)              325
                                                      ------------------------------------------------
Total current assets                                    17,900            12,389               30,289
Net property & equipment                                 5,348            (2,263)(5)            3,085
Goodwill and other intangible assets                     3,852            (2,540)(5)            1,312
Other assets                                               157                --                  157
 TOTAL ASSETS                                         $ 27,257          $  7,586             $ 34,843
                                                      ===============================================
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Accounts payable & accrued liabilities:
     Deferred revenue                                 $  1,258          $     --             $  1,258
     Accounts payable                                    1,414              (434)(5)              980
     Accrued liabilities                                 3,342              (548)(5)            2,794
     Taxes Payable                                          --               172 (2)              172
     Current portion of long term notes                    938                --                  938
     Current portion of capital lease                       75                (4)                  71
                                                      ------------------------------------------------
Total current liabilities                                7,027              (814)               6,213
Long-term liabilities:
   Unearned Discount - USSC                              1,752                --                1,752
   Note payable                                          1,118                --                1,118
   Deferred rent, PTI                                        5                (5)(5)               --
   Capital lease obligation                                 65                (5)(5)               60
                                                      ------------------------------------------------
Total long-term liabilities                              2,940               (10)               2,930
Stockholders' equity:
   Common stock                                             23                --                   23
   Additional paid-in capital                           91,103                --               91,103
   Other comprehensive loss                               (121)               --                 (121)
   Accumulated deficit                                 (73,715)            8,410 (3)          (65,305)
                                                      ------------------------------------------------
Total stockholders' equity                              17,290             8,410               25,700
TOTAL LIABILITIES AND
                                                      ================================================
   AND STOCKHOLDERS' EQUITY                           $ 27,257          $  7,586             $ 34,843
                                                      ================================================

See accompanying notes to unaudited pro forma financial statements.

                         THE SPECTRANETICS CORPORATION
      PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
                      TWELVE MONTHS ENDED DECEMBER 31, 1998


                                                               Polymicro          Pro Forma            Pro Forma
                                            Consolidated       Disposition       Adjustments             Totals
                                            ------------       -----------       -----------             ------
REVENUES                                   $     27,784     $     (9,219)                            $     18,565
TOTAL COST OF SALES                              12,872           (4,876)                                   7,996
                                           ----------------------------------------------------------------------
GROSS MARGINS                                    14,912           (4,343)                                  10,569
                                           ----------------------------------------------------------------------
GROSS MARGIN %                                       54%              47%                                      57%
Marketing and sales                               9,984           (1,013)                                   8,971
General and administrative                        4,584             (950)                                   3,634
Research and development                          2,899             (704)                                   2,195
Amortization of intangibles                         802             (802)                 (6)                  --
                                           ----------------------------------------------------------------------
TOTAL OPERATING EXPENSES                         18,269           (3,469)                                  14,800
                                           ----------------------------------------------------------------------
OPERATING INCOME (LOSS)                          (3,357)            (874)                                  (4,231)

OTHER INCOME (EXPENSE)
Interest income                                     213               --                                      213
Interest expense                                   (190)              13                                     (177)
Other, net                                           59               --                                       59
                                           ----------------------------------------------------------------------
                                                     82               13               --                      95
                                           ----------------------------------------------------------------------
NET LOSS FROM
    CONTINUING OPERATIONS                        (3,275)            (861)              --                  (4,136)
Non-recurring charges                                 0                0             (260)(4)                (260)
Gain on sale of discontinued operations,
  net of taxes of $172                                                              8,410 (3)               8,410
                                           ----------------------------------------------------------------------
NET INCOME (LOSS)                          $     (3,275)    $       (861)    $      8,150            $      4,014
                                           ======================================================================
Net Loss from Continuing Operations
  per Share-basic and diluted              $      (0.17)                                             $      (0.22)
                                           ============                                              ============
Weighted Average Common Shares
  Outstanding - basic and diluted            19,018,147                                                19,018,147
                                           ============                                              ============

See accompanying notes to unaudited pro forma financial statements.

                 THE SPECTRANETICS CORPORATION AND SUBSIDIARIES
      PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
                       THREE MONTHS ENDED MARCH 31, 1999


                                                         Polymicro                          Pro Forma
                                         Consolidated   Disposition                           Totals
                                         ------------   -----------                          ---------
REVENUES                               $      7,077     $      3,007                      $      4,070
TOTAL COST OF SALES                           2,981            1,426                             1,555
                                       ---------------------------------------------------------------
GROSS MARGINS                                 4,096            1,581                             2,515
                                       ---------------------------------------------------------------
GROSS MARGIN %                                   58%              53%                               62%
Marketing and sales                           2,491              327                             2,164
General and administrative                    1,296              317                               979
Research and development                      1,048              261                               787
Amortization of intangibles                     200              200               (6)              --
                                       ---------------------------------------------------------------
TOTAL OPERATING EXPENSES                      5,035            1,105                             3,930
                                       ---------------------------------------------------------------
OPERATING INCOME (LOSS)                        (939)             476                            (1,415)

OTHER INCOME (EXPENSE)
Interest income                                  54               --                                54
Interest expense                                (49)              --                               (49)
Other, net                                        9               (3)                               12
                                       ---------------------------------------------------------------
                                                 14               (3)              --               17
                                       ---------------------------------------------------------------
NET INCOME (LOSS)                      $       (925)    $        473     $         --     $     (1,398)
                                       ===============================================================

Net Loss per Share-basic and diluted   $      (0.04)                                      $      (0.07)
                                       ============                                       ============
Weighted Average Common Shares
  Outstanding - basic and diluted        20,566,667                                         20,566,667
                                       ============                                       ============

See accompanying notes to unaudited pro forma financial statements.

                          THE SPECTRANETICS CORPORATION
    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

A brief description of each pro forma adjustment is provided below and is cross-referenced to the unaudited pro forma condensed consolidated financial statements contained herein.

(1)  Represents proceeds received from the sale, net of selling costs.

(2) Relates to estimated income taxes due on the sale, assuming a 2% effective tax rate.

(3)  Relates to the gain recorded on the sale, net of taxes.

(4)  Relates  to  non-recurring   transaction  and  severance  charges  directly
     attributable to the transaction.

(5)  Represents the net assets of the subsidiary being disposed of.

(6)  Amortization  of  remaining  intangibles  is  included  in cost  of  sales.

                                  EXHIBIT INDEX

Exhibits


2.1 Merger Agreement dated as of May 24, 1999 between the Company and affiliates of Keystone(1).

99.1 Press release dated June 18, 1999.



(1) Incorporated by reference to exhibit previously filed by the Company on Form 8-K, filed on June 4, 1999.